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                                                                     EXHIBIT 4.2

                                STOCK CERTIFICATE

NUMBER                                                     SEE LEGEND ON REVERSE
PL XXX                          EAGLE                             SHARES
                     INCORPORATED UNDER THE LAWS            SERIES F CONVERTIBLE
                     OF THE STATE OF WASHINGTON                PREFERRED STOCK

                                  BRIAZZ, INC.

                300,000,000 Shares Authorized Having No Par Value

250,000,000 Shares Of Common Stock          50,000,000 Shares of Preferred Stock

This Certifies that SPECIMEN is the owner of ** ** fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated        [DATE]
     ---------------------------
________________________________                 _______________________________
          President                                       Secretary

(C) RUPERT ENTERPRISES, INC. 1988

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THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933 OR THE SECURITIES LAWS OF ANY APPLICABLE STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES EVIDENCE SATISFACTORY TO IT WHICH MAY INCLUDE AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AND IN EACH CASE SUCH TRANSACTION IS REGISTERED OR EXEMPT UNDER THE SECURITIES LAWS OF ALL APPLICABLE STATES.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

THESE SECURITIES ARE SUBJECT TO A SECURITIES PURCHASE AGREEMENT DATED MAY 28, 2003, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE THEREWITH. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM  - as tenants          UNIF GIFT MIN ACT - ____ Custodian _____ (Minor)
           in common
TEN ENT  - as tenants           under Uniform Gifts to Minors Act ______ (State)
           by the entireties
JT TEN   - as joint tenants
           with right of survivorship
           and not as tenants in common

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

[                                    ]

For value received, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________
__________________________________________________________________________Shares
represented by the within Certificate, and hereby irrevocably constitutes and appoints_____________________________________________________ Attorney to
transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.
Dated, _________________________

          In presence of                     ___________________________________
________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.